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[PIONEER LOGO]  PIONEER VISION
                Variable Annuity Application

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
              440 Lincoln Street, Worcester, MA 01653

1 ANNUITANT (Print clearly in black ink.)

  First              Middle                     Last

  ______________________________________________________________________________
  Street Address                                Apt.

  ______________________________________________________________________________
  City                State                     Zip

  ______________________________________________________________________________
  Daytime Telephone   Sex                       Date of Birth

  (    )             |_| Male  |_|Female             /   /
  __________________                            ________________________________
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2 OWNER (Complete only if different from Annuitant or if Joint Owners)

  First              Middle                     Last

  ______________________________________________________________________________
  Street Address                                Apt.

  ______________________________________________________________________________
  City                State                     Zip

  ______________________________________________________________________________
  Date of Birth      Date of Birth            S.S. #/Tax ID. #_________________
     /   /              /   /                 Sex |_|Ma1e |_|Female
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3 BENEFICIARY

  Primary

  ______________________________________________________________________________
  Contingent

  ______________________________________________________________________________
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4 TYPE OF PLAN
|_| Nonqualified                        |_| 403(b) TSA
|_| Nonqualified Deferred Comp.         |_| 408(B) IRA
|_| 401(a) Pension/Profit Sharing       |_| 408(k) SEP-IRA
|_| 401(k) Profit Sharing               |_| 457 Deferred Comp.
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5 INITIAL PAYMENT

  Initial Payment Amount $ _____________________________________________________

  If IRA or SEP-IRA application, the applicant has received Disclosure Buyer's Guide and this payment is a (check one)
  |_| Rollover               |_| Trustee to Trustee Transfer
  |_| Regular or SEP-IRA Payment for Tax Year __________________________________
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6  ALLOCATION OF PAYMENTS

   __ __ __ . __% International Growth Portfolio
   __ __ __ . __% Capital Growth Portfolio
   __ __ __ . __% Real Estate Growth Portfolio
   __ __ __ . __% Equity-Income Portfolio
   __ __ __ . __% Balanced Portfolio
   __ __ __ . __% America Income Portfolio
   __ __ __ . __% Money  Market Portfolio
   __ __ __ . __% General Account-Fixed Interest
   __ __ __ . __% ________________________________
   __ __ __ . __% ________________________________
   __ __ __ . __% ________________________________
   __ __ __ . __% ________________________________
   __ __ __ . __% ________________________________
   1  0  O  . 0 %Total
   -- -- -- . --

   Note: If the policy applied for provides for a full refund of the initial payment under its "Right to Examine" provision, that portion of each payment not allocated to the General Account will be allocated solely to the Money Market Portfolio during its first 15 days. Reallocation will then be made as specified.

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7 ANNUITY DATE

  |_| First of month after age 70 (Qualified)

  |_| First of (Month & Year) ______ /______

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8 REPLACEMENT

  Will the proposed policy replace or change any existing annuity or insurance policy?
  |_| No |_| Yes (If yes, list company name and policy number) _______________________________________________________________
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9 REMARKS

  Note: Qualified Plans require additional forms.

  ______________________________________________________________________________

  ______________________________________________________________________________

  ______________________________________________________________________________
10 SIGNATURES

   It is understood, and agreed that: (1) the above information is true and complete to the best of my knowledge; (2) this application, a copy of which will be attached to the policy when issued, will become a part of the policy issued; (3) no agent is authorized to modify the terms of the prospectus, this application or any policy. I acknowledge receipt of a current prospectus describing the policy I am applying for. I understand that annuity payments and other values, when based on the investment experience of a separate account, are variable and not guaranteed as to fixed dollar amount.

   FRAUD STATEMENT: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.


   ___________________________________    ______________________________________
   Signature of Owner                     Signed at (City and State)       Date


   ___________________________________    ______________________________________
   Signature of Owner                     Signature of Registered Representative

Form #2134PA (3/95)